Exhibit 10.29




   ----------------------------------------------------------------------


                               SECOND AMENDMENT TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of February 25, 1998

                                      Among

                   LABORATORY CORPORATION OF AMERICA HOLDINGS,
                                  as Borrower,
                                  -----------

                             THE BANKS NAMED HEREIN,
                                  as Banks, and
                                  --------

                           CREDIT SUISSE FIRST BOSTON,
                             as Administrative Agent
                             -----------------------


  ----------------------------------------------------------------------

            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

          SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 25, 1998 (this "Amendment") among LABORATORY CORPORATION OF AMERICA HOLDINGS, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Banks") listed on the signature pages hereof, and CREDIT SUISSE FIRST BOSTON, as administrative agent (the "Administrative Agent") for the Lenders hereunder.

                             PRELIMINARY STATEMENTS

          The parties hereto (i) have entered into an Amended and Restated Credit Agreement dated as of March 31, 1997, as amended September 30, 1997 (the "Credit Agreement") providing for, among other things, the Lenders to lend to the Borrower up to $1,143,750,000 on the terms and subject to the conditions set forth therein and (ii) desire to amend the Credit Agreement in the manner set forth herein. Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   AMENDMENTS

          SECTION 1.01.  Amendment to Reporting Requirement.  Section 5.01 (1)
(v) of the Credit Agreement is hereby amended by deleting therefrom the words "50 days after the end of" and inserting the following in lieu thereof: "the last day of February immediately succeeding".

          SECTION 1.02. Amendment to Financial Covenants. In determining (a) the Borrower's compliance with (i) Sections 5.01 (i) and 5.01 (j) of the Credit Agreement for the measuring periods of December 31, 1997 through September 30, 1998 and (ii) Section 5.01 (k) of the Credit Agreement for the measuring periods of December 31, 1997 and thereafter and (b) the Capital Ratio with respect to
Section 5.02 (e) (ii) of the Credit Agreement, the following one-time charges (net after provision for taxes with respect to Section 5.01 (k) of the Credit Agreement and with respect to determining the Capital Ratio) taken by the Borrower during the quarter ended December 1997 shall not be included in determining the Borrower's compliance with such Sections or in determining the Capital Ratio:

          (A) a charge to the Borrower's accounts receivable in an amount equal to $160,000,000;

          (B) a write-off of the Borrower's inventory in an amount equal to $14,400,000; and

          (C) a charge relating to the Mitchel Field restructuring in an amount equal to $22,700,000.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          SECTION 2.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

          (a)The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Borrower's charter or by-laws.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment.

          (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity.

          (e) The representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof.

          (f) No event has occurred and is continuing which constitutes a Default.

                                   ARTICLE III

                                  MISCELLANEOUS

          SECTION 3.01. Governing Law. This Amendment shall be governed by, and construed in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof.

          SECTION 3.02. Execution in Counterparts. This Amendment may by executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall by effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 3.03. Effect on the Credit Agreement. Upon execution and delivery of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Credit Agreement in any Loan Document (as defined in the Credit Agreement) shall mean and be a reference to the Credit Agreement, as amended hereby. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

               Each of the undersigned has caused this Amendment to be executed by its respective officer or officers thereunto duly authorized, as of the date first written above.



BORROWER:                LABORATORY CORPORATION OF AMERICA HOLDINGS
--------

                         By: /s/    WESLEY R. ELINGBURG
                             ------------------------------
                             Name:  Wesley R. Elingburg
                             Title: EVP, CFO, Treasurer



ADMINISTRATIVE           CREDIT SUISSE FIRST BOSTON,
--------------              as Adminustrative Agent
    AGENT:
    -----
                         By: /s/    JULIA P. KINGSBURY
                             ------------------------------
                             Name:  Julia P. Kingsbury
                             Title: Assistant Vice President


                         By: /s/    HEATHER SUGGITT
                             -----------------------------
                             Name:  Heather Suggitt
                             Title: Vice President

                         CREDIT SUISSE FIRST BOSTON

                         By: /s/    KARL STUDER
                             ------------------------------
                             Name:  Karl Studer
                             Title: Director

                         By: /s/    ROGER HUWILER
                             ------------------------------
                             Name:  Roger Huwiler
                             Title: Associate


                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION (As sucessor
                         by merger to Bank of America Illinois)

                         By: /s/    DONALD J. CHIN
                             -------------------------------
                             Name:  Donald J. Chin
                             Title: Managing Director

                         BANQUE NATIONALE DE PARIS

                         By: /s/    RICHARD L. STED
                             -------------------------------
                             Name:  Richard L. Sted
                             Title: Senior Vice President

                         By: /s/    BONNIE G. EISENSTAT
                             -------------------------------
                             Name:  Bonnie G. Eisenstat
                             Title: Vice President

                         BAYERISCHE LANDESBANK GIROZENTRALE

                         By: /s/    PETER OBERMANN
                             -------------------------------
                             Name:  Peter Obermann
                             Title: Senior Vice President

                         By: /s/    MARTHA ASMA
                             -------------------------------
                             Name:  Martha Asma
                             Title: Vice President

                         THE CHASE MANHATTAN BANK

                         By: /s/    ROBERT T. SACKS
                             -------------------------------
                             Name:  Robert T. Sacks
                             Title: Managing Director

                         CREDIT LYONNAIS (NEW YORK BRANCH)

                         By: /s/    FARBOUD TAVANGAR
                             -------------------------------
                             Name:  Farboud Tavangar
                             Title: First Vice President

                         DEUTSCHE BANK AG NEW YORK BRANCH
                           and/or CAYMAN ISLANDS BRANCH

                         By: /s/    WOLF A. KLUGE
                             -------------------------------
                             Name:  Wolf A. Kluge
                             Title: Vice President

                         By: /s/    REINER JAHN
                             -------------------------------
                             Name:  Reiner Jahn
                             Title: Vice President

                         FIRST UNION NATIONAL BANK OF
                           NORTH CAROLINA

                         By: /s/    JOSEPH H. TOWELL
                             -------------------------------
                             Name:  Joseph H. Towell
                             Title: Senior Vice President

                         THE FUJI BANK, LTD. (NEW YORK BRANCH)

                         By:
                             ------------------------------
                             Name:
                             Title:

                         UNION BANK OF SWITZERLAND

                         By: /s/    HARRY WELTEN
                             -------------------------------
                             Name:  Harry Welten
                             Title: Assistant Vice President


                         By: /s/    ROBERT P. WAGNER
                             -------------------------------
                             Name:  Robert P. Wagner
                             Title: Director

                         SOCIETE GENERALE

                         By: /s/    GEORG L. PETERS
                             -------------------------------
                             Name:  Georg L. Peters
                             Title: Vice President


                         SUMITOMO BANK, LIMITED
                            NEW YORK BRANCH

                         By: /s/    SURESH S. TATA
                             -------------------------------
                             Name:  Suresh S. Tata
                             Title: Senior Vice President


                         SWISS BANK CORPORATION,
                            Stamford Branch

                         By: /s/    JORG RAUTHE
                             -------------------------------
                             Name:  Jorg Rauthe
                             Title: Associate Director Banking
                                    Products Support, N.A.

                         By: /s/    DOROTHY L. MCKINLEY
                             -------------------------------
                             Name:  Dorothy L. McKinley
                             Title: Associate Director Banking
                                    Products Support, N.A.


                         WACHOVIA BANK OF GEORGIA, N.A.

                         By: /s/    LISA M. SHAWL
                             -------------------------------
                             Name:  Lisa M. Shawl
                             Title: Vice President

                         WESTDEUTSCHE LANDESBANK

                         By: /s/    DONALD P. WOLF
                             -------------------------------
                             Name:  Donald P. Wolf
                             Title: Vice President

                         By: /s/    CATHERINE RUHLAND
                             -------------------------------
                             Name:  Catherine Ruhland
                             Title: Vice President


                         COMMERZBANK AKTIENGESELLSCHAFT,
                           Atlanta Agency

                         By: /s/    HARRY YERGEY
                             -------------------------------
                             Name:  Harry Yergey
                             Title: Senior Vice President

                         By: /s/    ERIC KAGERER
                             -------------------------------
                             Name:  Eric Kagerer
                             Title: Vice President

                         BANK BRUSSELS LAMBERT,
                           New York Branch

                         By: /s/    CHARLES DAVID
                             -------------------------------
                             Name:  Charles David
                             Title: Vice President


                         By: /s/    DOMINICK H.J. VANGAEVER
                             -------------------------------
                             Name:  Dominick H.J. Vangaever
                             Title: Senior Vice President Credit


                         THE MITSUI TRUST AND BANKING CO.,
                           LIMITED

                         By: /s/    ELICHI AKANSA
                             -------------------------------
                             Name:  Elichi Akansa
                             Title: Vice President

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